UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549
                           __________________________

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 22, 2005

                         Concurrent Computer Corporation
                         -------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

                                     0-13150
                                     -------
                            (Commission File Number)

                                   04-2735766
                                   ----------
                      (IRS Employer Identification Number)

           4375 River Green Parkway, Suite 100, Duluth, Georgia 30096
           ----------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code:  (678) 258-4000

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 22, 2005, Concurrent Computer Corporation (the "company") issued a press release containing information about its financial condition and results of operations for its third fiscal 2005 quarter and nine months ended March 31, 2005. Included in the press release are (1) the condensed consolidated balance sheets of the company as of March 31, 2005 (unaudited), December 31, 2004 (unaudited) and June 30, 2004, and (2) the company's unaudited condensed consolidated statements of operations for the three and nine months ended March 31, 2005 and 2004. A copy of this press release is being furnished as Exhibit
99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

   (c) Exhibits

     THE FOLLOWING EXHIBIT IS FILED HEREWITH:


EXHIBIT NO.     DESCRIPTION
-----------     -----------

99.1  -         Press release of Concurrent Computer Corporation, issued on
                April 22, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  April 22, 2005.

CONCURRENT COMPUTER CORPORATION
(Registrant)


By:    /s/ Greg Wilson
    -------------------------------
Greg Wilson
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER AND DESCRIPTION
------------------------------

99.1     Press Release of Concurrent Computer Corporation, issued on
         April 22, 2005.